PRUDENTIAL INVESTMENT PORTFOLIOS 3
PGIM Jennison Focused Growth Fund

Supplement dated June 22, 2018 to the Currently Effective Statement of Additional Information

1.	Effective as of July 1, 2018, the Fund’s Manager, PGIM Investments LLC (PGIM Investments), has agreed to contractually reduce its management fee rate. To reflect this change, effective as of July 1, 2018, the management fee rate appearing for PGIM Investments in Part I of the Statement of Additional Information is hereby deleted, and the following new management fee rate is substituted:

Focused Growth Fund

0.67% of average daily net assets up to $1 billion;
0.65% of average daily net assets from $1 billion to $3 billion;
0.63% of average daily net assets from $3 billion to $5 billion;
0.62% of average daily net assets from $5 billion to $10 billion;
0.61% of average daily net assets over $10 billion

2.	Effective as of July 1, 2018, the Fund’s subadviser, has agreed to contractually reduce its subadvisory fee rate. To reflect this change, effective as of July 1, 2018, the subadvisory fee rate appearing for Jennison Associates LLC in Part I of the Statement of Additional Information is hereby deleted, and the following new subadvisory fee rate is substituted:

Fund Subadvisers & Fee Rates
Fund Name	Subadviser	Fee Rate
Focused Growth Fund	PGIM, Inc. (PGIM)	0.335% to $1 billion; 0.325% from $1 billion to $3 billion 0.315% over $3 billion
	Jennison Associates LLC	0.335% to $1 billion; 0.325% from $1 billion to $3 billion 0.315% over $3 billion

LR1050